SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

       THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into on July 1, 2008, by and among SED INTERNATIONAL HOLDINGS, INC., a Georgia corporation (“Parent”), SED INTERNATIONAL, INC., a Georgia corporation (“SED”), SED MAGNA (MIAMI), INC., a Delaware corporation (“Magna”; Parent, SED and Magna are collectively referred to herein as “Borrowers” and each individually as “Borrower”), the parties to the Loan Agreement (as hereinafter defined) from time to time as lenders (collectively, “Lenders” and each individually, “Lender”) and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as agent for Lenders (in such capacity, “Agent”) .

Recitals:

       Borrowers, Agent and Lenders are parties to that certain Loan and Security Agreement dated September 21, 2005, as amended by that certain letter amendment dated January 24, 2006, that certain Second Amendment to Loan and Security Agreement dated May 17, 2006, that certain letter amendment dated May 17, 2006, that certain letter amendment dated December 21, 2006, that certain letter amendment dated February 1, 2007, that certain Third Amendment to Loan and Security Agreement dated March 1, 2007, that certain letter amendment dated April 25, 2007, that certain letter amendment dated May 18, 2007, that certain Fourth Amendment to Loan and Security Agreement dated August 23, 2007, that certain letter amendment dated October 15, 2007, and that certain Fifth Amendment to Loan and Security Agreement dated as of January 21, 2008 (as so amended, and as at any other time amended, restated, modified or supplemented, the “Loan Agreement”) , pursuant to which Lenders have made certain revolving credit loans and other financial accommodations to Borrowers.

       The parties desire to amend the Loan Agreement as hereinafter set forth.

       NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

       1.       Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

       2.       Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

       (a)      By deleting the definitions of “Eligible Foreign Account” and “Foreign Accounts Loan Limit” contained in Section 1.127 of the Loan Agreement, and by substituting the following new definitions in lieu thereof, in proper alphabetical sequence:

       “Eligible Foreign Account” means an Account which satisfies all of the criteria for an “Eligible Account” set forth in the definition thereof other than clause (f) thereof and which arises from a sale or lease to an account debtor with its chief executive office or principal place of business outside the United States or the Commonwealth of Puerto Rico or Canada, if either: (i) the account debtor has delivered to such Borrower an irrevocable letter of credit issued or confirmed by a bank satisfactory to Agent and payable only in the United States of America and in U.S. dollars, sufficient to cover such Account, in form and substance satisfactory to Agent and if required by Agent, the original of such letter of credit has been delivered to Agent or Agent’s agent and the issuer thereof, and such Borrower has complied with the terms of Section 5.3(f) hereof with respect to the assignment of the proceeds of such letter of credit to Agent or naming Agent as transferee beneficiary thereunder, as Agent may specify, or (ii) such Account is subject to credit insurance payable to Agent issued by an insurer and on terms and in an amount acceptable to Agent; provided, that, any amount which is included as an “Eligible Foreign Account” on any Borrowing Base certificate shall not also be included as an Eligible Account on the same Borrowing Base certificate; provided further that, (i) the accounts of Golden Distribuidora LTDA constituting “Eligible Foreign Accounts” shall not exceed, in the aggregate, $1,500,000, and (ii) the accounts of any other account debtor constituting “Eligible Foreign Accounts” shall not exceed, in the aggregate, $900,000, for such account debtor.

       “Foreign Accounts Loan Limit” means, for the period beginning on June 24, 2008 and ending on September 19, 2008, an amount equal to $7,500,000, and at all times thereafter, an amount equal to $6,000,000.

       (b)      By deleting the reference to “$6,000,000” in Schedule 9.9(k) of the Loan Agreement, and by substituting “$7,000,000” in lieu thereof.

       (c)      By deleting the reference to “$4,000,000” in Section 9.9(l) of the Loan Agreement, and by substituting “$5,000,000” in lieu thereof.

       3.       Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Financing Agreements and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Financing Agreements.

       4.       Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Financing Agreements executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); and the security interests and liens granted by Borrowers in favor of Agent are duly perfected, first priority security interests and liens, subject only to liens and other encumbrances permitted under the Loan Agreement.

       5.       Representations and Warranties. Each Borrower represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; and all of the representations and warranties made by such Borrower in the Loan Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.

       6.       Reference to Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

       7.       Breach of Amendment. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

       8.       Conditions Precedent. The effectiveness of the amendments contained in Section 2 hereof is subject to the delivery to Agent of (a) an original counterpart of this Amendment executed by each Borrower, and (b) such other documents, instruments and agreements as the Agent may require, in each case in form and substance satisfactory to Agent.

       9.       Amendment Fee; Expenses of Agent. In consideration of Agent’s and Lenders’ willingness to enter into this Amendment as set forth herein, Borrowers jointly and severally agree to pay to Lenders an amendment fee in the amount of $15,000 in immediately available funds on the date hereof. Additionally, Borrowers jointly and severally agree to pay, on demand, all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any other Financing Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

       10.     Effectiveness; Governing Law. This Amendment shall be effective upon acceptance by Agent and Lenders (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

       11.     Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

       12.     No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Financing Agreements, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

       13.     Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

       14.     Further Assurances. Each Borrower agrees to take such further actions as Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

       15.     Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

       16.     Release of Claims. To induce Agent and Lenders to enter into this Amendment, each Borrower hereby releases, acquits and forever discharges Agent and each Lender, and all officers, directors, agents, employees, successors and assigns of Agent and each Lender, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, which are known to such Borrower, that such Borrower now has or ever had against Agent and any Lender arising under or in connection with any of the Financing Agreements or otherwise. Each Borrower represents and warrants to Agent and Lenders that such Borrower has not transferred or assigned to any Person any claim that such Borrower ever had or claimed to have against Agent or any Lender.

       17.     Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

[Remainder of page intentionally left blank; signatures begin on following page.]

       IN WITNESS WHEREOF, the Borrowers have caused this Amendment to be duly executed under seal and delivered in Atlanta, Georgia by their respective duly authorized officers on the date first written above.

SED INTERNATIONAL HOLDINGS, INC.

By: _________________________________

Title: ________________________________

By: _________________________________

Title: ________________________________

          [CORPORATE SEAL]

SED INTERNATIONAL, INC.

By: _________________________________

Title: ________________________________

By: _________________________________

Title: ________________________________

          [CORPORATE SEAL]

SED MAGNA (MIAMI), INC.

By: _________________________________

Title: ________________________________

By: _________________________________

Title: ________________________________

          [CORPORATE SEAL]

Accepted and agreed:

WACHOVIA BANK, NATIONAL
ASSOCIATION, as Agent and sole Lender

By: _________________________________

Title: ________________________________

Sixth Amendment to Loan and Security Agreement